UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of report (Date of earliest event reported):
                                 April 18, 2006


                      NORTH ATLANTIC HOLDING COMPANY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        333-115587                                   20-0709285
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   (Commission File Number)               (IRS Employer Identification No.)

  3029 West Muhammad Ali Boulevard
         Louisville, Kentucky                               40212
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 (Address of Principal Executive Offices)                 (Zip Code)

                                 (502) 778-4421
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a)
     On April 18, 2006, the Boards of Directors (the "Boards of Directors") of each of North Atlantic Holding Company, Inc. (the "Company") and North Atlantic Trading Company, Inc. ("NATC"), a direct, wholly-owned subsidiary of the Company, approved changes to the compensation arrangements applicable to members of the Boards of Directors, effective immediately.

     For service on both Boards of Directors, each directors will continue to receive $25,000 per annum. The Chair of the Audit Committees will continue to receive an additional $25,000 per annum for his service in such capacities (for both the Company and NATC) and each other member of the Audit Committees will now receive $10,000 per annum for his service in such capacities (for both the Company and NATC). In addition, each member of the Audit Committees will now receive $1,000 for each in-person meeting, and $500 for each telephonic meeting, but will not be compensated for more than one meeting per day. If any director who does not serve as an employee of or consultant to the Company or NATC is requested by the Boards of Directors to provide services for the Boards of Directors beyond those typically provided by corporate directors, such director will be compensated $1,500 per day.

     As of April 18, 2006, the members of each of the Boards of the Directors are: Mr. Thomas F. Helms, Jr., Executive Chairman; Mr. Geoffrey J.F. Gorman, Chairman of the Audit Committee; Mr. Jack Africk, a member of the Audit Committee; and Mr. Gregory H. A. Baxter, who was elected to the Boards of Directors and the respective Audit Committees of the Company and NATC on April 18, 2006.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
(b)
     On April 18, 2006, Marc S. Cooper resigned from the Boards of Directors, effective immediately.

(d)
     On April 18, 2006, Gregory H. A. Baxter was elected to the Boards of Directors and to their respective Audit Committees, effective immediately. Mr. Baxter (age 52) was a Managing Director and Head, Hedge Fund Sales and Marketing, at Diaz & Altshul Capital Management, LLC, a hedge fund, from September 2003 to May 2005 and was a Managing Director and Head, Generalist / Cross-Border Mergers & Acquisitions, at SG Cowen Securities Corporation, an investment bank, from June 2000 to May 2002.

     There is no arrangement or understanding pursuant to which Mr. Baxter was elected as a director, and there are no transactions or proposed transactions to which the Company or any of its subsidiaries is a party and in which Mr. Baxter has or will have a material interest.





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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NORTH ATLANTIC HOLDING COMPANY, INC.

                                     By:     /s/ Brian C. Harriss
                                             -----------------------------------
                                     Name:   Brian C. Harriss
                                     Title:  Chief Financial Officer

Date: April 24, 2006









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